As filed with the Securities and Exchange Commission on November 1, 1999.
                                                      Registration No. 333-73385
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                        Post-Effective Amendment No. 1 to
                                    Form SB-2
                             Registration Statement
                                    Under The
                             Securities Act of 1933
                           ---------------------------
                               HCNB Bancorp, Inc.
                 (Name of Small Business Issuer in its Charter)

-------------------------------- ----------------------------- ---------------------------
            Maryland                         6021                       52-2083046
-------------------------------- ----------------------------- ---------------------------
(State or Other Jurisdiction of  (Primary Standard Industrial  (IRS Employer I.D. Number)
-------------------------------- ----------------------------- ---------------------------
Incorporation or Organization)   Classification Code Number)
-------------------------------- ----------------------------- ---------------------------

                             1776 Jefferson Street
                           Rockville, Maryland 20850
                                  301/468-8448
         (Address and Telephone Number of Principal Executive Offices)

--------------------------------------------- ----------------------------------
Michael J. Burke, Chairman                    Melissa Allison Warren, Esquire
--------------------------------------------- ----------------------------------
HCNB Bancorp, Inc.                            Frank C. Bonaventure, Jr., Esquire
--------------------------------------------- ----------------------------------
1776 Jefferson Street                         Ober, Kaler, Grimes & Shriver
--------------------------------------------- ----------------------------------
Rockville, Maryland 20850                     A Professional Corporation
--------------------------------------------- ----------------------------------
301/468-8448                                  120 East Baltimore Street
--------------------------------------------- ----------------------------------
                                              Baltimore, Maryland 21202
--------------------------------------------- ----------------------------------
                                              410/347-7684
--------------------------------------------- ----------------------------------
               (Name, Address, and Telephone  Number of Agent for Service)
--------------------------------------------- ----------------------------------

         This Post-Effective Amendment No. 1 to Registration Statement is for the purpose of removing from registration 199,787 shares of Common Stock, $.01 par value per share, which remained unsold by HCNB Bancorp, Inc. as of September 30, 1999, which was the expiration date of HCNB Bancorp's public offering.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believes that it meets all of the requirements of filing on Form SB-2 and authorized this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, in the City of Rockville, State of Maryland on October 28, 1999.


                                                     HCNB Bancorp, Inc.

                                                     By: /s/ Michael J. Burke
                                                        ------------------------
                                                         Michael J. Burke
                                                         Chairman and President


         In accordance with the requirements of the Securities Act of 1933, this Post-Effective in the capacities and on the dates indicated.

      SIGNATURE                        TITLE                          DATE
      ---------                        -----                          ----

                              Chairman and President            October 28, 1999
/s/ Michael J. Burke          (Principal Executive Officer)
-------------------------
Michael J. Burke

            *                 Vice Chairman
-------------------------
Robert K. Wang
                              Director
            *
-------------------------
Chi Ping Penny Chow
                                                                October 28, 1999
/s/ Harvey S. Fenster         Director
-------------------------
Harvey S. Fenster

      SIGNATURE                        TITLE                          DATE
      ---------                        -----                          ----

            *                 Director
-------------------------
Wayne A. Harrison

/s/ Li-Min Lee                Director and Treasurer            October 28, 1999
-------------------------
Li-Min Lee                    (Principal Accounting and
                              Financial Officer)

/s/ William J. Olsen          Director                          October 28, 1999
-------------------------
William J. Olsen


* By: /s/ Michael J. Burke                                      October 28, 1999
     --------------------------
     Michael J. Burke, Attorney-in-Fact